SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________

FORM N-CSR

___________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
 INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-2815

COPLEY FUND, INC.
(Exact name of registrant as specified in charter)

___________

381 Pleasant Street,
2nd Floor

Fall River, MA 02721
(Address of principal executive offices) (Zip code)

 Registered Agent, Inc.
769 Basque Way,
Suite 300

Carson City, NV 89706
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-508-674-8459

DATE OF FISCAL YEAR END: FEBRUARY 28, 2015

DATE OF REPORTING PERIOD: FEBRUARY 28, 2015

Form N-CSR is to be used by management investment companies to file reports with the commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO SHAREHOLDERS.

Annual Report

February 28, 2015

COPLEY FUND, INC.

A No-Load Fund

COPLEY FUND, INC.

ANNUAL REPORT
FOR THE YEAR ENDING
FEBRUARY 28, 2015

Tel: (508) 674-8459
Fax: (508) 672-9348

COPLEY FINANCIAL SERVICES CORP.

Adviser and Administrator to Copley Fund, Inc.
Post Office Box 3287
Fall River, Massachusetts 02722

April 20, 2015

Dear Fellow Shareholder:

By the time you receive our Annual Report, our case against the Securities Exchange Commission regarding our tax reserve on unrealized gains will have been heard at the United States Court of Appeals for the District of Columbia. We will notify you as quickly as possible of the results. Keep in mind that the worst case scenario would leave us in a status quo position. A best case could be a sizable increase in net asset value per share (due to a reduction in the required tax reserve) and, therefore, in the price at which we issue and redeem shares.

For the first time in my many years of exposure to the stock market, major volatility has been experienced by dividend paying stocks. Last year (2014), dividend paying stocks were among the major gainers of the market. Copley had a gain of 14.24%, much ahead of the Dow Jones. However, in the first two months of 2015, Copley had a loss of 1.91%. It seems that when rumors or conjectures surface about Federal Reserve Bank actions regarding possible rises in interest rates, prices of dividend paying stock reacted violently. However, we are long term investors and the companies we own typically seem to normalize in the long run. Also, the majority of our stocks had dividend increases which help to neutralize our stock performance.

Our energy stocks have been hurt by the collapse of oil prices but at this moment oil seems to have stabilized with a bias to the upside. Thus, with all this volatile action we are only off slightly more than 2% in the current year.

This month we are opening another store in New Hampshire and are looking at other locations for expansion.

As is our custom, we present the chart and numbers based on a calendar year.

CHANGE IN REPORTED NET ASSET VALUE:

1984	+23.90%
1985	+25.00%
1986	+18.00%
1987	– 8.00%
1988	+20.00%
1989	+16.00%
1990	– 2.00%
1991	+18.00%
1992	+18.00%
1993	+10.00%
1994	– 7.00%
1995	+26.00%

1996	+ 5.00%
1997	+25.00%
1998	+14.00%
1999	– 6.86%
2000	+22.50%
2001	– 9.30%
2002	–13.90%
2003	+14.31%
2004	+12.99%
2005	+ 5.89%
2006	+19.70%
2007	–10.83%	* SEC mandated change to tax reserve
2008	–15.60%	*
2009	+ 2.36%	*
2010	+ 7.04%	*
2011	+13.00%	*
2012	+ 4.79%	*
2013	+18.08%	*
2014	+14.24%
2015	– 1.91%	* 2 months ended February 28, 2015

Please note that the performance figures for years prior to 2007/2008 are consistent with the information furnished in prior reports and do not reflect an adjustment for the SEC-mandated change in calculation of our tax reserve in 2007.

The performance data quoted represents past performance and investment return. The prices of the shares held by Copley will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost or the value shown at February 28, 2015. Please remember that past performance does not guarantee future results, and current performance may be higher or lower than the performance data quoted.

All of the above gives us optimism for the future growth of Copley Fund and the country. Despite the obvious internal and international problems, the country is basically strong and corporations are still showing healthy balance sheets and good earnings.

We look forward to the Court of Appeals’ decision and to a return to normalcy of our usual expense ratio once our lawsuit expenses are over.

We wish to thank our board, our consultants, our shareholders and our legal team for their competence, loyalty, and cooperation.

Cordially,

Irving Levine
President

COPLEY FUND, INC.

PER SHARE VALUE

CALENDAR YEAR ENDED DECEMBER 31
PERIOD ENDED MARCH 31, 2015

3/31
80
70
60
50
40
30
20
10
0
6.06
7.51
9.36
11.00
10.11
12.12
14.28
14.06
16.47
19.38
21.35
19.71
24.65
26.05
32.58
37.04
34.50
42.26
38.33
32.99
37.71
42.61
45.12
54.01
44.07
40.64
41.60
44.53
50.30
52.76
62.30
71.17
69.14
1983
'84
'85
'86
'87
'88
'89
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
2000
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15

The per share values provided for years prior to 2007/08 are consistent with information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment for deferred income taxes.

COPLEY FUND, INC.

COMPARATIVE PERFORMANCE

This chart shows the value of a hypothetical $10,000 investment in the Fund and the S&P 500 which is a broad-based market index comprised of 500 of the largest companies traded on the U.S. Securities Markets as measured by market capitalization. Market Indexes do not include expenses which are deducted from Fund returns. There can be no assurance that the performance of the Fund will continue into the future with the same or similar trends depicted below. The graph does not reflect the deduction for taxes that a shareholder may pay on the redemption of shares or dividends and capital gains received.

Ten Year Cumulative Return

Copley Fund As of 02/28/15

AVERAGE ANNUAL RETURNS

The following table depicts the periodic 1-, 5-, and 10-year annualized returns and the S&P 500 Index.

Periods Ended 2/28	1 Year	5 Years	10 Years
Copley Fund	10.62%	9.04%	5.80%
S&P 500	15.51%	13.28%	6.70%
Dow Jones Wilshire 5000	13.49%	13.39%	6.97%

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value and return will vary, and you may have a gain or loss when you sell your shares. For most recent performance please call us at 877-881-2751. Returns do not reflect taxes that a shareholder may pay on redemption of Fund shares. When assessing performance, investors should consider both short and long-term returns.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Copley Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Copley Fund, Inc. (the "Fund") as of February 28, 2015, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. The financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2015 by correspondence with the custodial broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Copley Fund, Inc. as of February 28, 2015, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
April 29, 2015

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
February 28, 2015

	Shares	Value
COMMON STOCK — 131.29%
Banking — 6.62%
JPMorgan Chase & Company	42,000	$2,573,760
PNC Financial Services Group, Inc.	25,000	2,299,000
		4,872,760
Consumer Products — 2.23%
Kimberly-Clark Corp.	15,000	1,644,900
Diversified Utility Companies — 19.40%
Alliant Energy Corp.	20,000	1,272,000
DTE Energy Co.	55,000	4,511,650
Dominion Resources, Inc.	60,000	4,325,400
Duke Energy Corp.	53,033	4,165,742
		14,274,792
Drug Companies — 8.28%
Bristol-Myers Squibb Co.	100,000	6,092,000
Electric & Gas — 17.41%
American Electric Power Company, Inc.	35,000	2,015,300
FirstEnergy Corp.	40,000	1,399,200
Great Plains Energy Inc.	10,000	266,100
Integrys Energy Group, Inc.	16,500	1,233,045
Public Service Enterprise Group Inc.	30,000	1,261,800
SCANA Corp.	50,000	2,847,500
Sempra Energy	35,000	3,787,000
		12,809,945
Electric Power Companies — 25.87%
Ameren Corp.	12,500	530,125
Eversource Energy	65,600	3,394,800
Exelon Corp.	23,200	786,944
NextEra Energy, Inc.	90,000	9,311,400
PPL Corp.	100,000	3,410,000
The Southern Co.	35,000	1,602,650
		19,035,919

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS - Continued
February 28, 2015

	Shares	Value
Gas Utilities & Supplies — 11.19%
Delta Natural Gas Co.	40,000	$797,600
New Jersey Resources Corp.	56,250	3,520,125
Northwest Natural Gas Co.	40,000	1,890,000
WGL Holdings, Inc.	38,000	2,027,300
		8,235,025
Insurance — 5.11%
Arthur J. Gallagher & Co.	80,000	3,759,200
Medical Equipment — 0.12%
Halyard Health, Inc.*	1,875	86,325
Office Equipment — 1.26%
Pitney Bowes Inc.	40,000	926,800
Oil — 19.46%
Chevron Corp.	46,200	4,928,616
ExxonMobil Corp.	106,086	9,392,855
		14,321,471
Pipelines — 1.32%
Spectra Energy Corp.	27,300	968,877
Retail — 2.17%
Wal-Mart Stores, Inc.	19,000	1,594,670
Telephone — 10.85%
AT&T, Inc.	95,000	3,283,200
Verizon Communications Inc.	95,000	4,697,750
		7,980,950
TOTAL COMMON STOCK (Cost — $22,926,676)		96,603,634
MASTER LIMITED PARTNERSHIP — 2.12%
Pipelines — 2.12%
Energy Transfer Partners, L.P. (Cost — $290,768)	26,225	1,559,863
TOTAL INVESTMENTS (Cost $23,217,444) — 133.41%		98,163,497
Liabilities in Excess of Other Assets — (33.41%)		(24,584,146)
NET ASSETS — 100.00%		$73,579,351

*	non-income producing

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS - Continued
February 28, 2015

At February 28, 2015, the net unrealized appreciation based on cost for federal income tax purposes of $23,217,444 was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost, net of tax effect	$48,714,934
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value	—
Net unrealized appreciation net of tax effect	$48,714,934

Portfolio Analysis
As of February 28, 2015

% of Net Assets
Common Stock	131.29%
Electric Power Companies	25.87%
Oil	19.46%
Diversified Utility Companies	19.40%
Electric & Gas	17.41%
Gas Utilities & Supplies	11.19%
Telephone	10.85%
Drug Companies	8.28%
Banking	6.62%
Insurance	5.11%
Consumer Products	2.23%
Retail	2.17%
Pipelines	1.32%
Office Equipment	1.26%
Medical Equipment	0.12%
Master Limited Partnership	2.12%
Pipelines	2.12%
Liabilities in Excess of Other Assets	(33.41)%
Total Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2015

Assets:
Investments in securities at fair value (identified cost $23,217,444)	$98,163,497
Cash and cash equivalents	1,083,395
Receivables:
Dividends and interest	398,121
Trade	13,312
Inventory	77,897
Prepaid expenses and other assets	46,994
Total Assets	99,783,216
Liabilities:
Payables:
Fund shares redeemed	22,600
Accrued professional fees	232,951
Trade	40,702
Investment advisory fees	39,841
Accrued expenses	20,761
Deferred income taxes, net	25,847,010
Total Liabilities	26,203,865
Commitments and Contingencies (Note 6)
Net assets	$73,579,351
Net Asset Value, Offering and Redemption Price Per Share (5,000,000 shares authorized, 1,054,028 shares outstanding of $1.00 par value capital stock outstanding)	$69.81
Net assets consist of:
Capital paid in	$1,054,028
Undistributed net investment and operating income, including deferred tax benefit	20,714,187
Accumulated undistributed net realized gain on investment transactions, net of deferred taxes	3,023,146
Net unrealized appreciation in value of investments, net of deferred taxes	48,787,990
Net assets	$73,579,351

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2015

Investment Income:
Dividend	$3,315,404
Interest	82
Other Income	1,208
Total Investment Income	3,316,694
Expense:
Investment advisory fees	520,446
Professional fees	575,461
Accounting and shareholder services	74,995
Insurance	35,523
Custodian fees	31,979
Printing	30,062
Directors fees	22,806
Blue Sky fees	18,313
Postage and shipping	2,980
Miscellaneous fees	1,563
Total Expense	1,314,128
Less: Investment advisory fee waived	(60,000)
Net Expense	1,254,128
Net Investment Income Before Income Taxes	2,062,566
Operating Income
Gross profit	44,802
Operating expense	(31,376)
Net Operating Income Before Income Taxes	13,426
Provision for deferred income tax benefit	303,368
Net Investment and Operating Income	2,379,360
Realized and Unrealized Gain (Loss) on Investments
Realized gain from investment transactions, net of deferred income taxes of $32,541	60,433
Net change in unrealized appreciation of investments, net of deferred income taxes of $2,523,522	4,684,973
Net Realized and Unrealized Gain on Investments	4,745,406
Net Increase in Net Assets Resulting From Operations	$7,124,766

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2015	Year Ended February 28, 2014
Increase in Net Assets from Operations
Net investment and operating income, net of deferred income tax benefit	$2,379,360	$2,216,574
Net realized gain (loss) from investment transactions, net of deferred income taxes	60,433	(107,574)
Net change in unrealized appreciation of investments, net of deferred income taxes	4,684,973	5,701,417
Net Increase in Net Assets Resulting From Operations	7,124,766	7,810,417
Capital Share Transactions
Proceeds from shares sold	1,340,207	1,228,363
Payments for shares redeemed	(3,093,120)	(5,900,237)
Net Decrease in Net Assets From Capital Share Transactions	(1,752,913)	(4,671,874)
Net Increase in Net Assets	5,371,853	3,138,543
Net Assets:
Beginning of Year	68,207,498	65,068,955
End of Year (including undistributed net investment and operating income of $20,714,187 and $20,061,028 respectively)	$73,579,351	$68,207,498

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF CASH FLOWS
For the Year Ended February 28, 2015

Increase (Decrease) in Cash and cash equivalents
Cash flows from operating activities
Dividends and interest received	$3,324,499
Proceeds from disposition of long-term portfolio investments	256,599
Receipts from customers	76,564
Tax Refund	50,000
Expenses paid	(1,216,659)
Payments to suppliers	(17,784)
Net cash provided by operating activities	2,473,219
Cash flows used by financing activities
Fund shares issued	1,340,342
Fund shares redeemed	(3,139,291)
Net cash used by financing activities	(1,798,949)
Net increase in cash and cash equivalents	674,270
Cash and cash equivalents at beginning of year	409,125
Cash and cash equivalents at end of year	$1,083,395
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$7,124,766
Increase in investments	(7,044,870)
Decrease in dividends and interest receivable	9,011
Increase in trade receivables	(2,769)
Increase in inventory	8,583
Decrease in income taxes receivable	50,000
Decrease in prepaid expenses and other assets	(1,655)
Increase in trade payable	6,956
Increase in accrued expenses	11,089
Increase in investment advisory fee payable	3,532
Increase in professional fees payable	55,881
Increase in deferred income taxes	2,252,695
Total adjustments	(4,651,547)
Net cash provided by operating activities	$2,473,219

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

The financial highlights table is intended to help you understand the Fund’s financial performance for the years ended February 28, 2011 through February 28, 2015. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund.

The annual financial information is included in the Fund’s annual report to Shareholders, a copy of which is available at no charge on request by calling 877-881-2751.

	Fiscal Years Ending February 28 or 29,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$63.11	$56.17	$49.89	$46.27	$40.21
Income From Operations:
Net investment gain	2.24	1.97	1.76	1.37	1.21
Net gain from securities (both realized and unrealized)	4.46	4.97	4.52	2.25	4.85
Total from operations	6.70	6.94	6.28	3.62	6.06
Net Asset Value, End of Period	$69.81	$63.11	$56.17	$49.89	$46.27
Total Return (b)	10.62%	12.36%	12.59%	7.82%	15.07%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$73,579	$68,207	$65,069	$64,607	$63,075
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	5.03%	6.18%	6.23%	4.60%	8.06%
Ratio of total expenses, excluding net regular and deferred taxes, to average net assets*	1.88%	1.69%	1.68%	2.06%	1.95%
Ratio of net investment and operating income (loss) to average net assets	(0.33)%	(1.29)%	(1.18)%	0.43%	(3.38)%
Ratio of net investment and operating income, excluding deferred taxes, to average net assets	2.82%	3.20%	3.37%	2.88%	2.74%
Portfolio turnover rate	0.00%	0.00%	0.64%	0.00%	2.90%
Number of shares outstanding at end of period (in thousands)	1,054	1,081	1,158	1,295	1,363

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

FINANCIAL HIGHLIGHTS

The financial highlight ratios above do not reflect investment fees waivers of $60,000 for the years ended February 28, 2011 through 2015. If the waivers had been included, the following ratios would apply:

	Fiscal Years Ending February 28 or 29,
	2015	2014	2013	2012	2011
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	4.94%	6.09%	6.14%	4.51%	7.96%
Ratio of total expenses, excluding net regular and deferred taxes, to average net assets*	1.80%	1.60%	1.59%	1.97%	1.85%
Ratio of net investment and operating income (loss) to average net assets	(0.25)%	(1.21)%	(1.09)%	0.34%	(3.28)%
Ratio of net investment and operating income, excluding deferred taxes, to average net assets	2.90%	3.29%	3.46%	2.88%	2.84%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
*	Includes operating expenses from the Operating Division and subsidiary of $31,376, $30,831, $31,019, $35,152 and $36,335 for fiscal years ending 2015 through 2011, respectively and includes bad debt expense of $356,500 for the year ended February 29, 2012.

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Organization

Copley Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund’s primary investment objective is the generation and accumulation of dividend income. The Fund’s secondary objective is long-term capital appreciation. The Fund has an operating division, Copley Fund, Inc. — Operating Division (“COD”), which imports merchandise for resale. The Fund had owned 50% of Luggage Loft LLC (“LLL”), which sold merchandise. LLL was liquidated in April 2014 and the Fund’s portions of its assets were transferred to COD.

2. Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company that follows the specialized accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services —  Investment Companies.” The preparation of financial statements in accordance with GAAP require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investment Valuation

The Fund carries its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 —	Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

2. Significant Accounting Policies  – (continued)

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Securities listed on an exchange are valued at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. If there has been no sale on such day, the security is valued at the last quoted bid. If no bid or asked prices are quoted or if the Fund’s investment advisor (the “Advisor”) believes the market quotations are not reflective of fair value, then the security is valued at fair value by the Advisor.

The following table summarizes the inputs used as of February 28, 2015 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$96,603,634	$—	$—	$96,603,634
Master Limited Partnership	1,559,863	—	—	1,559,863
Total	$98,163,497	$—	$—	$98,163,497

The Fund did not hold any Level 2 or Level 3 securities during the year. There were no transfers to or from Level 1 and Level 2 during the year. The Fund’s policy is to recognize transfers to or from of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for industry classifications.

Investment transactions and income and expense

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis.

During the year ended February 28, 2015, proceeds from sales of investments were $256,599 and there were no purchases.

Distributions

It is the Fund’s policy to manage its assets so as to avoid the necessity of making annual taxable distributions. Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and used to pay expenses, to make additional investments or held in cash as a reserve.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

2. Significant Accounting Policies  – (continued)

Cash and cash equivalents

The Fund considers all highly liquid investments with an original maturity of three months or less and money market mutual funds to be cash equivalents. The carrying amount of cash and cash equivalents approximates its fair value due to its short term nature.

Inventory

Inventory is valued at the lower of cost (determined by the first in/first out method) or market.

Income Taxes

The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2013 through 2015 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Fund identifies its major tax jurisdiction as U.S. Federal and Nevada State. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 28, 2015, the Fund did not incur any interest or penalties.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. Disclosure of the provisions for income taxes, reconciliation of statutory rate to effective rate, and significant components of deferred tax assets and liabilities.

The Federal and state income tax provision (benefit) is summarized as follows:

Year Ended February 28, 2015
Current:
Federal	$—
State	—
Deferred*:
Federal	$2,252,695
State	—
Net provision (benefit) for income taxes	$2,252,695

*	Deferred income taxes of $2,556,063 are shown net within the realized gain from investment transactions and net change in unrealized appreciation of investments on the accompanying statement of operations.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

3. Disclosure of the provisions for income taxes, reconciliation of statutory rate to effective rate, and significant components of deferred tax assets and liabilities.  – (continued)

The difference between the effective tax rate of 24.02% and the statutory tax rate of 35% is primarily attributable to the benefit of the dividend received deduction.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. At February 28, 2015, the deferred tax assets and liabilities are summarized as follows:

Deferred tax asset:
Net operating loss carryforwards	$303,368
Capital loss carryforwards	80,740
384,108
Deferred tax liability:
Unrealized gain on investments	(26,231,118)
Net deferred tax liability	(25,847,010)

As of February 28, 2015, the Fund has $222,687 in accumulated capital loss carryforwards which will expire February 28 as follows: 2016 — $82,488 and 2019 — $140,199.

As of February 28, 2015, the Fund had $866,764 in federal net operating loss carryforwards which will expire on February 28 as follows: 2031 — $216,248, 2032 — $227,698, 2033 — $11,945, 2034 — $170,559 and 2035 — $240,314.

4. Capital Stock

At February 28, 2015, there were 5,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital shares were as follows:

	Year Ended February 28, 2015		Year Ended February 28, 2014
	Shares	Amount	Shares	Amount
Shares sold	19,617	$1,340,207	20,472	$1,228,363
Shares repurchased	(46,329)	(3,093,120)	(98,063)	(5,900,237)
Net change	(26,712)	$(1,752,913)	(77,591)	$(4,671,874)

5. Investment Advisory Fee and Other Transactions with Related Parties

Copley Financial Services Corporation (CFSC), a Massachusetts corporation, serves as investment advisor to the Fund. Irving Levine, Chairman of the Board of the Fund, is the owner of all of the outstanding common stock of CFSC and serves as its President, Treasurer and a member of its Board of Directors.

Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; 0.75% of the next $15 million; and 0.50% on average daily net assets over $40 million.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

5. Investment Advisory Fee and Other Transactions with Related Parties  – (continued)

For the year ended February 28, 2015, the net fee for investment advisory service totaled $460,446. This included $520,446 less $60,000 voluntarily waived by the advisor. Also during the year unaffiliated directors received $22,806 in directors’ fees and reimbursed expenses.

Operating Division

The results of the COD for the year ended February 28, 2015, are as follows:

Sales	$78,123
Cost of goods sold	(33,322)
Gross profit	44,801
General & administrative expenses	(31,376)
Net income from operations	13,425
Other income (dividends and interest)	1
Net Income	$13,426

LLL sold new accessories, luggage, handbags and wallets. The Fund accounted for its investment in LLL under the equity method. Under this method, the Fund recorded its share of income (loss) as income (expense) in the statement of operations and increases (decreases) the investment by the equivalent amount. Distributions received were recorded as a reduction of the investment.

In April 2014, LLL was liquidated. During the year ended February 28, 2015, the Fund recorded no income relating to its investment in LLL.

6. Commitments and Contingencies

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 20% for years commencing after December 31, 2012.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Fund is not held to be a mere holding or investment company.

The Internal Revenue Service has, during its review of the Fund’s federal income tax returns for the 1999 tax year, performed during 2001, upheld management’s position that the Fund is not a mere holding or investment company since the Fund is conducting an operating division. This finding by the Internal Revenue Service (“Service”) is always subject to review by the Service and a finding different from the one issued in the past could be made by the Service.

Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Service.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

6. Commitments and Contingencies  – (continued)

During the year ended February 28, 2010, the Fund sold the assets of Copley Operating Group LLC (“COG”) to Prince Investment Group LLC (“Purchaser”). The assets consisted of equipment and the operations of a restaurant. In exchange for the assets the Fund received a promissory note for $372,000 to be paid over 15 years. The Purchaser ceased making payments and the Fund wrote off the receivable during the year ended February 29, 2012. In addition, the Fund has filed a claim against the Purchaser and Jeffrey Krall (“Krall”) to enforce the promissory note and Krall’s guarantee with an outstanding balance of $356,500. Krall filed a counterclaim seeking $765,000 in damages, which was subsequently dismissed. Subsequently, COG took possession of such equipment and sold it to a third party. In exchange for the sale of the equipment, COG received a promissory note for $29,000 payable in equal monthly installments over ten years. During the year ended February 28, 2015, $1,208 was collected and recorded as other income in the statement of operations.

7. Concentration

As of February 28, 2015, the Fund had 25.87% of the value of net assets invested in stocks within the Electric Power Companies sector.

8. Other Matter

On March 19, 2014, the Fund filed a complaint against the Securities and Exchange Commission (“SEC”) alleging claims under the Administrative Procedures Act. The Fund is seeking injunctive and declaratory relief that would permit it to follow an alternative tax method of accounting for its deferred tax liability for unrealized gains. The SEC responded to the Fund by issuing a final order on June 19, 2014, denying the Fund’s request for an exemption from certain rules and regulations governing the accounting and reporting of deferred tax liability on unrealized gains. Because the United States Courts of Appeals have exclusive jurisdiction under the Investment Company Act of 1940 over review of final orders issued by the SEC, the district court transferred the dispute to the United States Court of Appeals for the District of Columbia Circuit on July 24, 2014. The Fund and the SEC’s briefs relating to the Fund’s petition for review of the SEC’s final order were fully submitted as of March 12, 2015. Oral arguments before the Circuit Court of Appeals is scheduled for May 4, 2015.

9. Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

COPLEY FUND, INC.

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include investment advisory fees. It is important for you to understand the impact of these costs on your investment return.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. Unlike virtually all other mutual funds, the Fund has an operating division. Therefore, its expenses and expense rations may not be strictly comparable to those of mutual funds which do not have an operating business. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.  This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note:  Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value (9/1/14)	Ending Account Value (2/28/15)	Annualized Expense Ratios	Expenses Paid During Period* (9/1/14 – 2/28/15)
Actual Fund Return	$1,000.00	$1,038.84	3.51%	$17.77
Hypothetical 5% Return	$1,000.00	$1,007.36	3.51%	$17.49

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period).

COPLEY FUND, INC.

PRIVACY POLICY

The Fund and Your Personal Privacy

The Copley Fund is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. It is managed by Copley Financial Services Corp., an investment adviser registered under the Investment Advisers Act of 1940.

What Kind of Non-Public Information do We Collect About You if You Become a Shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information You Give Us On Your Application Form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•	Information About Your Transactions With Us and Transactions With the Entities We Hire to Provide Services to You. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions you conduct through them.

What Information do We Disclose and to Whom do We Disclose It?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do We do to Protect Your Personal Information?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

If you have any questions about the Fund or your account, you can write to us at c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130. You can also call us at 1-877-881-2751. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

COPLEY FUND, INC.

SUPPLEMENTAL DATA

General

Investment Products Offered

•	Are not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Copley Fund (the “Fund”) will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, call the Fund toll free at (877) 881-2751 or write to Gemini Fund Services at 17605 Wright Street, Omaha, NE 68130.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information relating to portfolio securities during the 12 month period ended June 30, (i) is available, without charge and upon request, by calling 1-877-881-2751; and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q, reporting portfolio securities held by the Fund, is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Agreement

On May 29, 2014, the Board of Directors of the Fund approved the continuation of the advisory agreement with Copley Financial Services Corp. (“CFSC”). The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangement. Prior to approving the continuation of the advisory agreement, the Board considered, among other things:

•	the nature, extent and quality of the services provided by CFSC
•	the investment performance of the Fund
•	the costs of the services to be provided and profits to be realized by CFSC from its relationship with the Fund
•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale
•	the expense ratio of the Fund

•	performance and expenses of comparable funds
•	any indirect benefits that may accrue to CFSC and its affiliates as a result of its relationship with the Fund.
•	the extent to which the independent Board members are fully informed about all the facts the Board deems relevant bearing on CFSC’s services and fees.

The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be relevant and appropriate, as discussed further below. The Board considered and weighted these circumstances in light of its substantial accumulated experience in governing the Fund and working with CFSC on matters related to the Fund, and was assisted by legal counsel.

In considering the nature, extent and quality of the services provided by CFSC, the Board of Directors reviewed the portfolio management and operating division supervision services provided by CFSC to the Fund. The Board concluded that CFSC was providing essential services to the Fund. In particular, the Board concluded that CFSC was providing unique and specialized supervision of the Fund's operating division. In its decision to continue the existing agreement the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainies and other effects that could occur as a result of a decision to terminate or not renew the contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of CFSC’s industry standing and reputation and with the expectation that CFSC will have a continuing role in providing advisory services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time. The Directors noted that the Fund’s performance must be considered in light of the Fund’s structure which is designed to avoid the trauma of extreme volatility in its investments. They concluded that the performance reflected this structural goal generally outperforming in volatile down markets and underperforming in bull type markets.It also examined the Fund's investment objective and the dividend paying record of the portfolio securities selected by CFSC. Based upon this the Board concluded that the performance of the Fund and particularly the performance of the portfolio securities themselves warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by and the profits realized by CFSC and Stuffco, Inc (a company wholly owned by Mr. Levine) from their relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was equal to or lower than the average advisory fee paid by comparable mutual funds. The Board also considered that the Fund’s expense ratio had decreased slightly. In particular, the Board concluded that the Fund’s expense ratio had remained higher than historical measures due to increased expenses related to addressing the tax accrual accounting issue and the fact that the expense ratio is calculated based upon net assets including a liability for a large tax reserve which operates to distort the ratio as compared to most other funds. They noted that the advisory fee also is adjusted downward if economies of scale are realized during the current contract period as the Fund grows, but did not consider that factor to be significant in light of the other factors considered. They did find significant, however, the fact that CFSC had waived the receipt of $60,000 of its advisory fee, a practice it has engaged in for many years, in an effort to control the Fund's expense ratio.

COPLEY FUND, INC.

ABOUT THE FUND'S DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors that meet to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Fund’s directors are independent of Copley Financial Services Corp.; the only “inside” director is an officer and director of Copley Financial Services Corp. The Board of Directors elects the Fund's officers, who are listed in the table. The business address of each director and officer is 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108.

Independent Directors

Name (Date of Birth) Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Albert Resnick, M.D. (March 23, 1922) 1978	Physician Since 1948 No Directorships
Gary S. Gaines (July 28, 1937) 2009	President of Gary Gaines, Inc., a bag manufacturer since 1965 No Directorships
Roy C. Hale, CPA (July 24, 1938) 2011	Certified Public Accountant since 1979, Mayor La Plata, Maryland Former Director, Bank of Southern Maryland

Inside Directors

Name (Date of Birth) Year Elected (Number of Copley Portfolios Overseen)	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) 1978	President, Treasurer and a Director of Copley Financial Services Corp. since 1978; Chairman of the Board and Treasurer of Stuffco International, Inc., a ladies handbag processor and retail chain operator, since February 1978.

Officers

Name (Date of Birth) Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) Chairman of the Board of Directors and President and Treasurer	See Above
David I. Faust Counsel	Partner in Faust Oppenheim LLP, a law firm, since 1979. Counsel to Copley Fund since 2010. No Directorships
Petra V.Z. Davenport (December 29, 1976) Secretary	Senior Associate in Faust Oppenheim LLP, a law firm, since 2006. No directorships.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-877-881-2751.

COPLEY FUND, INC.

A No-Load Fund

Annual Report

February 28, 2015

Investment Adviser
Copley Financial Services Corp.
P.O. Box 3287
Fall River, Massachusetts 02722
E-mail: copleyfunds@verizon.net

Custodian
Bank of America
100 Federal Street
Boston, MA 02110

Transfer Agent
Gemini Fund Services
17605 Wright Street
Omaha, Nebraska 68130
Tel. (402)493-4603
(877)881-2751
Fax: (402)963-9094

General Counsel
Faust Oppenheim LLP
488 Madison Avenue, 17th Floor
New York, New York 10022

Auditors
EisnerAmper LLP
750 Third Avenue
New York, New York 10017

COPLEY FUND, INC.

A No-Load Fund

Item 2. CODE OF ETHICS.

(a)	The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (508)674-8459.
(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics adapted in 2(a) above.
(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the Code of Ethics adapted in 2(a) above were granted.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that it is not necessary for the Fund to have either an audit committee or an audit committee financial expert. This determination was made in light of the Fund's small size and limited complexity of audit issues.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant paid the following amounts to the registrant's principal accountant, for the audit of the registrant's annual financial statement and services in connection therewith for the last two fiscal years:

	2014	2015

(a) Audit Fees	$40,000*	$40,000*

(b) Audit Related Fees	None	None

(c) Tax Fees	$6,000	$8,050

(d) All Other Fees	None	None

 * Audit fee consist principally of fees for audit of the annual financial statements and services related to the semi-annual report.

 (e)(1) The Fund's Independent Directors perform the functions of an audit committee. The Fund has no standing audit committee. The policy of the Fund's Directors is to specifically pre-approve (i) all audit and non-audit services provided by the Fund's independent auditor to the Fund ("Fund Services") and (ii) all non-audit services provided by the Fund's independent auditor to the Fund's advisor.

If such Fund Services are required during the period between the Fund's regularly scheduled meetings, the President must seek approval from the Independent Directors.

(e)(2) The Fund's Independent Directors were not required to approve any of the fees described in paragraphs (b) through (d) of this item.

(f) Not applicable.

(g) See above table.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The registrant's schedule of investments is included in its annual report to the shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors has no audit or other standing committees, rather the Independent Directors function as the audit and nominating committee. The Independent Directors, in performing the functions of the nominating committee advise the Board of Directors on the selection and nomination of individuals to serve as Directors of the Fund. Nominations for director, including nominations submitted by shareholders are evaluated according to the Fund's specific needs and the nominees' knowledge, expertise background and reputation. The Independent Directors do not have a formal procedure by which shareholders may recommend director candidates but will consider appropriate candidates recommended by shareholders. A shareholder wishing to submit such a recommendation should send a letter to the Fund's Clerk at 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108. The mailing envelope should have a clear notation that the enclosed letter contains a DIRECTOR NOMINEE RECOMMENDATION. The letter must identify the writer as a shareholder and provide a summary of the candidate's qualifications.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Except as may be deemed related to the Fund’s recognition of deferred income tax during the period, the certifying officer, whose certification is included herewith, has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

Except as may be deemed related to the Fund’s recognition of deferred income tax during the period, there were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of his evaluation.

(b) Except as may be related to the Fund’s recognition of deferred income tax during the period, there were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's fiscal year that has materially affected, or is reasonable likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

The Exhibits listed below are attached to this Form N-CSR:

Exhibit No.	Description

12(a)(1)	Not applicable. See Item 2 hereof.

12(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed and attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copley Fund, Inc.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer)

Date:  April 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer & Principal Financial and Accounting Officer)

Date:  April 30, 2015